UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08266
                                                     ---------

                              The India Fund, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 200 Park Avenue
                               New York, NY 10166
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)


                         Simpson Thacher & Bartlett LLP
                              425 Lexington Avenue
                               New York, NY 10017
               --------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-667-4939
                                                            ------------

                   Date of fiscal year end: December 31, 2005
                                            -----------------

                     Date of reporting period: June 30, 2005
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


Advantage Advisers, Inc.

The India Fund, Inc.

Semi-Annual Report

June 30, 2005




The India Fund, Inc.

The India Fund, Inc.

                                                                 August 26, 2005


DEAR FUND SHAREHOLDER,

We are pleased to provide you with the unaudited financial statements of The India Fund, Inc. (the "Fund") for the six months ended June 30, 2005.

The Fund's net asset value ("NAV") closed at $30.20 on June 30, 2005, representing an increase of 6.11% from the Fund's NAV of $28.47 on December 31, 2004. The Fund underperformed its benchmark, the IFC Investable Index, which gained 7.9% during the same period.*

The Indian stock market finished the first six months of 2005 as one of the best performing markets in Asia. Highlights of the first half of the year included the annual budget announcement by the government, which included an adjustment to the personal tax rate that we believe will help sustain domestic consumption. In addition, the increased infrastructure allocation underscores the government's commitment to improving the country's infrastructure in an effort to speed economic growth. Finally, the government also reiterated its focus on maintaining price stability by forcing a freeze on fuel prices. The rise in inflation has cooled to approximately 5.5%. Robust foreign institutional inflows of over $4.5 billion for the first six months of 2005 and a record number of foreign institutional investor registrations in the first six months of 2005 also contributed to the market's strength in the first six months of 2005.

Looking ahead, we believe that India will benefit from favorable conditions such as high consumer confidence, favorable liquidity and strong economic fundamentals as demonstrated by gross domestic product growth of 7% in the quarter ended March 31, 2005. These factors, in addition to a growing middle class, should continue to support domestic consumption.

THE INDIA FUND, INC.


Finally, as the Indian stock market continues to set new all-time highs, we believe valuations may not be as compelling as they were during the past year. Nevertheless, we strongly believe that the fundamental long-term outlook for India remains positive.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to call our toll-free number, 800-421-4777.

Sincerely,

/s/ Bryan McKigney

Bryan McKigney
Chairman, President and Director

* Please note that the benchmark is an unmanaged index. Investors cannot directly invest in the index. The index does not reflect transaction costs or manager fees.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. There is no guarantee that the Fund's or any other investment technique will be effective under all market conditions.

                                                            THE INDIA FUND, INC.

--------------------------------------------------------------------------------
FUNDAMENTAL PERIODIC REPURCHASE POLICY

The Fund has adopted the following fundamental policy regarding periodic repurchases:

   a) The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time ("Offers"). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.
   b) 14 days prior to the last Friday of the Fund's first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the "Repurchase Request Deadline") by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.
   c) The date on which the repurchase price for shares is to be determined (the "Repurchase Pricing Date") shall occur no later than the last Friday of the Fund's first and third fiscal quarters, or the next business day if such day is not a business day.
   d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note E to the Financial Statements.)
--------------------------------------------------------------------------------

THE INDIA FUND, INC.

                                                                                           JUNE 30, 2005
Schedule of Investments                                                                      (UNAUDITED)

INDIA (100% OF HOLDINGS)
COMMON STOCKS (98.79% of holdings)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST               VALUE
--------------------------------------------------------------------------------------------------------
                  CEMENT                                     1.25%
    374,198       Associated Cement Companies Ltd ................        $  3,254,797      $  3,252,286
  4,413,180       Gujarat Ambuja Cements Ltd .....................           5,109,420         5,988,446
    299,124       Ultra Tech Cement Ltd ..........................           1,692,990         2,424,707
                                                                          ------------      ------------
                                                                            10,057,207        11,665,439
                                                                          ------------      ------------
                  CHEMICALS                                  0.41%
  1,001,900       Tata Chemicals Ltd .............................           3,681,521         3,805,515
                                                                          ------------      ------------
                                                                             3,681,521         3,805,515
                                                                          ------------      ------------
                  COMPUTER HARDWARE                          1.21%
    422,490       HCL Infosystems Ltd ............................           6,884,978         7,644,756
  1,010,150       NIIT Technologies Ltd ..........................           3,277,414         3,610,334
                                                                          ------------      ------------
                                                                            10,162,392        11,255,090
                                                                          ------------      ------------
                  COMPUTER SOFTWARE & PROGRAMMING           13.58%
    954,360       Geodesic Information Systems Ltd ...............             451,906         3,353,869
    265,550       I-Flex Solutions Ltd ...........................           3,858,718         4,797,367
  1,494,171       Infosys Technologies Ltd .......................          28,793,729        81,019,601
    391,564       KPIT Cummins Infosystems Ltd ...................           1,414,167         3,242,020
    649,000       Patni Computer Systems Ltd .....................           5,343,570         5,179,462
  1,369,146       Satyam Computer Services Ltd ...................          11,325,929        15,980,718
    732,150       Wipro Ltd ......................................           7,980,012        12,890,925
                                                                          ------------      ------------
                                                                            59,168,031       126,463,962
                                                                          ------------      ------------
                  COMPUTER TRAINING                          0.14%
    248,100       NIIT Ltd .......................................             819,788         1,268,745
                                                                          ------------      ------------
                                                                               819,788         1,268,745
                                                                          ------------      ------------
                  CONSTRUCTION/BUILDING MATERIALS            0.60%
    501,836       IVRCL Infrastructures and Projects Ltd .........           4,870,632         5,616,224
                                                                          ------------      ------------
                                                                             4,870,632         5,616,224
                                                                          ------------      ------------
                  CONSULTING SERVICES                        0.57%
    170,194       Tata Consultancy Services ......................           5,182,661         5,291,750
                                                                          ------------      ------------
                                                                             5,182,661         5,291,750
                                                                          ------------      ------------

                                                                                    THE INDIA FUND, INC.

                                                                                           JUNE 30, 2005
Schedule of Investments (continued)                                                          (UNAUDITED)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST               VALUE
--------------------------------------------------------------------------------------------------------
                  CONSUMER NON-DURABLES                      6.88%
    833,000       Dabur India Ltd ................................        $  2,121,668      $  2,523,139
  4,972,901       Hindustan Lever Ltd ............................          18,977,665        18,711,283
  1,128,145       ITC Ltd ........................................          24,966,689        42,795,823
                                                                          ------------      ------------
                                                                            46,066,022        64,030,245
                                                                          ------------      ------------
                  DIVERSIFIED INDUSTRIES                    10.11%
    506,532       Grasim Industries Ltd ..........................           4,671,404        12,336,524
    368,200       HEG Ltd ........................................           1,250,741         1,189,367
    578,000       Lakshmi Overseas Industries Ltd ................           2,200,103         4,432,707
  5,063,793       Reliance Industries Ltd ........................          48,645,875        74,757,330
    351,897       Zen Technologies Ltd+ ..........................           1,368,719         1,440,609
                                                                          ------------      ------------
                                                                            58,136,842        94,156,537
                                                                          ------------      ------------
                  ELECTRICITY                                1.05%
  2,439,200       National Thermal Power Corporation Ltd .........           3,309,199         4,659,052
  1,800,000       Neyveli Lignite Corporation Ltd ................           3,064,003         3,065,547
    144,300       Reliance Energy Ltd ............................           2,018,862         2,097,129
                                                                          ------------      ------------
                                                                             8,392,064         9,821,728
                                                                          ------------      ------------
                  ELECTRONICS & ELECTRICAL EQUIPMENT         6.43%
    509,771       Bharat Electronics Ltd .........................           6,162,068         8,206,399
  1,838,062       Bharat Heavy Electricals Ltd ...................          15,637,909        36,566,781
    501,392       Jyoti Structures Ltd ...........................             752,153         2,173,121
    435,750       Salora International Ltd .......................           1,838,988         1,039,266
    169,502       Siemens India Ltd ..............................           3,859,253         7,588,801
    296,353       Sterlite Industries (India) Ltd ................           4,577,842         4,259,904
                                                                          ------------      ------------
                                                                            32,828,213        59,834,272
                                                                          ------------      ------------
                  ENGINEERING                                5.85%
    263,049       ABB Ltd ........................................           3,105,368         8,016,702
    995,800       Bharat Earth Movers Ltd ........................           6,810,087        15,012,578
    269,095       Gammon India Ltd ...............................             549,349         1,634,808
    458,004       Hindustan Construction Ltd .....................           3,999,665         5,540,711
  1,967,952       Jaiprakash Associates Ltd ......................           6,426,534         8,260,148
    285,636       Larsen & Toubro Ltd ............................           3,770,538         7,449,332
     43,218       Manugraph India Ltd ............................             480,673           497,285
    468,384       Thermax India Ltd ..............................           1,663,815         6,495,758
    140,500       Walchandnagar Industries Ltd ...................           1,538,375         1,593,066
                                                                          ------------      ------------
                                                                            28,344,404        54,500,388
                                                                          ------------      ------------

THE INDIA FUND, INC.

                                                                                           JUNE 30, 2005
Schedule of Investments (continued)                                                          (UNAUDITED)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST               VALUE
--------------------------------------------------------------------------------------------------------
                  EXTRACTIVE INDUSTRIES                      8.52%
    621,205       Hindalco Industries Ltd ........................        $ 12,943,244      $ 17,156,002
  2,495,941       Oil and Natural Gas Corporation Ltd ............          43,944,218        58,595,487
    269,750       Sesa Goa Ltd ...................................           4,527,871         3,602,043
                                                                          ------------      ------------
                                                                            61,415,333        79,353,532
                                                                          ------------      ------------
                  FERTILIZERS                                0.14%
    440,560       Indo Gulf Fertilisers Ltd ......................             539,287         1,307,089
                                                                          ------------      ------------
                                                                               539,287         1,307,089
                                                                          ------------      ------------
                  FINANCE                                   16.57%
  1,739,000       Centurion Bank Ltd .............................             213,342           573,534
    509,935       Corporation Bank ...............................           3,370,577         4,268,418
  2,291,908       HDFC Bank Ltd ..................................          18,614,930        33,424,537
  1,853,440       Housing Development Finance Corporation Ltd ....          18,082,073        37,680,503
  1,949,171       ICICI Bank Ltd .................................           6,093,927        18,897,724
    435,403       Jammu and Kashmir Bank Ltd .....................           3,244,720         3,693,115
    738,800       LIC Housing Finance Ltd ........................           3,982,435         3,519,835
    389,300       Oriental Bank of Commerce ......................           2,987,427         2,244,653
    255,996       Punjab National Bank Ltd .......................           2,289,873         2,236,727
  1,759,133       State Bank of India ............................           7,688,997        27,574,450
     45,550       State Bank of India GDR ........................             525,435         1,817,445
  1,221,550       UTI Bank Ltd ...................................           6,320,228         6,943,562
    500,000       UTI Bank Ltd 144A GDR ..........................           2,955,000         2,765,000
  6,450,386       Vijaya Bank Ltd ................................           9,478,322         8,686,065
                                                                          ------------      ------------
                                                                            85,847,286       154,325,568
                                                                          ------------      ------------
                  FOOD                                       0.89%
    978,500       Dhampur Sugar Mills Ltd+ .......................           2,980,108         2,905,344
    567,751       Ruchi Soya Industries Ltd ......................           2,979,692         3,212,207
  1,063,229       Satnam Overseas Ltd ............................           2,300,953         2,137,217
                                                                          ------------      ------------
                                                                             8,260,753         8,254,768
                                                                          ------------      ------------
                  HOTELS & LEISURE                           0.71%
    797,157       Hotel Leelaventure Ltd .........................             755,185         3,411,018
    224,544       Indian Hotels Company Ltd ......................           3,108,622         3,223,818
                                                                          ------------      ------------
                                                                             3,863,807         6,634,836
                                                                          ------------      ------------

                                                                                    THE INDIA FUND, INC.

                                                                                           JUNE 30, 2005
Schedule of Investments (continued)                                                          (UNAUDITED)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST               VALUE
--------------------------------------------------------------------------------------------------------
                  HOUSEHOLD APPLIANCES                       0.22%
    385,893       Voltas Ltd .....................................        $  1,055,393      $  2,037,299
                                                                          ------------      ------------
                                                                             1,055,393         2,037,299
                                                                          ------------      ------------
                  MEDIA                                      0.18%
    397,900       Balaji Telefilms Ltd ...........................             858,690           983,768
    452,500       Pritish Nandy Communications Ltd ...............             708,507           709,243
                                                                          ------------      ------------
                                                                             1,567,197         1,693,011
                                                                          ------------      ------------
                  PETROLEUM RELATED                          2.43%
          3       Bharat Petroleum Corporation Ltd ...............                  22                25
    807,578       Hindustan Petroleum Corporation Ltd ............           5,085,122         5,692,793
  1,439,640       Indian Oil Corporation Ltd .....................           6,877,154        14,005,697
     61,300       Niko Resources Ltd ADR .........................           1,034,064         2,881,591
                                                                          ------------      ------------
                                                                            12,996,362        22,580,106
                                                                          ------------      ------------
                  PHARMACEUTICALS                            4.32%
    437,000       Cadila Healthcare Ltd ..........................           5,205,120         4,768,003
    101,719       Dishman Pharmaceuticals Ltd ....................           1,091,523         1,489,290
  1,442,500       FDC Ltd ........................................           2,003,630         1,405,011
    168,527       Lupin Ltd ......................................           2,519,545         2,694,184
  1,689,780       Matrix Laboratories Ltd ........................           4,330,898         7,520,065
    422,463       Ranbaxy Laboratories Ltd .......................           8,954,405        10,276,403
    637,512       Sun Pharmaceutical Industries Ltd ..............           5,795,498         8,372,110
    415,800       Wockhardt Ltd ..................................           1,850,926         3,669,330
                                                                          ------------      ------------
                                                                            31,751,545        40,194,396
                                                                          ------------      ------------
                  RETAIL STORES                              0.55%
     82,500       Rajesh Exports Ltd .............................           1,305,728         1,315,295
    929,400       SB&T International Ltd .........................           1,851,444         1,816,904
    132,757       Trent Ltd ......................................             467,324         2,009,980
                                                                          ------------      ------------
                                                                             3,624,496         5,142,179
                                                                          ------------      ------------
                  SHIPPING                                   0.39%
  1,002,000       Bharati Shipyard Ltd+ ..........................           3,513,202         3,589,271
                                                                          ------------      ------------
                                                                             3,513,202         3,589,271
                                                                          ------------      ------------

THE INDIA FUND, INC.

                                                                                           JUNE 30, 2005
Schedule of Investments (continued)                                                          (UNAUDITED)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST               VALUE
--------------------------------------------------------------------------------------------------------
                  STEEL                                      3.31%
    584,383       Jindal Steel & Power Ltd .......................        $ 14,281,403      $ 11,631,211
    154,700       Maharashtra Seamless Ltd .......................             761,283         1,323,027
  2,288,091       Tata Iron and Steel Company Ltd ................          14,832,388        17,897,418
                                                                          ------------      ------------
                                                                            29,875,074        30,851,656
                                                                          ------------      ------------
                  TELECOMMUNICATIONS                         4.61%
  7,666,260       Bharti Tele-Ventures Ltd+ ......................          25,990,505        42,818,566
     45,000       Mahanagar Telephone Nigam Ltd ..................             144,531           119,848
                                                                          ------------      ------------
                                                                            26,135,036        42,938,414
                                                                          ------------      ------------
                  TELECOMMUNICATIONS EQUIPMENT               0.00%
          1       Shyam Telecom Ltd+ .............................                  14                 2
                                                                          ------------      ------------
                                                                                    14                 2
                                                                          ------------      ------------
                  TEXTILES-COTTON                            1.05%
  1,689,500       Arvind Mills Ltd+ ..............................           4,772,810         4,862,947
    449,300       Mahavir Spinning Mills Ltd .....................           2,119,975         4,091,544
    326,767       Welspun India Ltd+ .............................             694,976           812,032
                                                                          ------------      ------------
                                                                             7,587,761         9,766,523
                                                                          ------------      ------------
                  TRANSPORTATION                             1.23%
    541,426       Container Corporation of India Ltd .............           5,224,685        11,456,116
                                                                          ------------      ------------
                                                                             5,224,685        11,456,116
                                                                          ------------      ------------
                  VEHICLE COMPONENTS                         0.93%
  2,215,800       Amtek Auto Ltd .................................           6,030,372         8,658,335
                                                                          ------------      ------------
                                                                             6,030,372         8,658,335
                                                                          ------------      ------------
                  VEHICLES                                   4.66%
    217,300       Bajaj Auto Ltd .................................           5,827,004         6,864,341
    942,737       Hero Honda Motors Ltd ..........................          10,113,485        12,467,198
  1,124,135       Mahindra & Mahindra Ltd ........................          12,283,775        14,442,084
    869,725       Tata Motors Ltd ................................           6,869,606         8,502,222
    112,200       Tata Motors Ltd ADR ............................           1,001,160         1,086,096
                                                                          ------------      ------------
                                                                            36,095,030        43,361,941
                                                                          ------------      ------------

                  TOTAL COMMON STOCKS ............................         593,092,410       919,854,937
                                                                          ------------      ------------

                                                                                    THE INDIA FUND, INC.

                                                                                           JUNE 30, 2005
Schedule of Investments (concluded)                                                          (UNAUDITED)

PREFERRED STOCK (0.00% of holdings)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST               VALUE
--------------------------------------------------------------------------------------------------------
                  ENGINEERING                                0.00%
  1,248,400       Thermax India Ltd Preference Shares+ ...........        $          0      $     29,573
                                                                          ------------      ------------
                                                                                     0            29,573
                                                                          ------------      ------------
                  TOTAL PREFERRED STOCK ..........................                   0            29,573
                                                                          ------------      ------------
SHORT-TERM INVESTMENTS (1.21% of holdings)
  3,163,170       Birla Cash Plus+ ...............................             753,281           773,820
  3,269,998       Deutsche Insta Cash Plus Fund+ .................             770,096           791,102
 13,510,558       HDFC Liquid Fund+ ..............................           4,050,256         4,142,565
  3,284,788       Prudential ICICI Liquid Plan+ ..................           1,223,391         1,256,922
 17,680,218       Standard Chartered Grindlays Cash Fund
                    Growth Option+ ...............................           4,207,480         4,322,301
                                                                          ------------      ------------

                  TOTAL SHORT-TERM INVESTMENTS ...................          11,004,504        11,286,710
                                                                          ------------      ------------

                  TOTAL INDIA ....................................         604,096,914       931,171,220
                                                                          ------------      ------------

                  TOTAL INVESTMENTS* .......................100.00%       $604,096,914      $931,171,220
                                                                          ============      ============

--------------
FOOTNOTES AND ABBREVIATIONS
           ADR -- American Depository Receipts
           GDR -- Global Depository Receipts
        +  Non income producing.
        *  As of June 30, 2005, the aggregate cost for federal income tax purposes was $605,952,632.
           The aggregate gross unrealized appreciation (depreciation) for all securities was as follows:
                  Excess of value over tax cost                                            $334,404,359
                  Excess of tax cost over value                                              (9,185,771)
                                                                                           ------------
                                                                                           $325,218,588
                                                                                           ============

See accompanying notes to financial statements.

THE INDIA FUND, INC.

                                                                                             JUNE 30, 2005
Statement of Assets and Liabilities                                                            (UNAUDITED)

ASSETS
Investments, at value  (Cost $604,096,914) .................................................  $931,171,220
Cash (including Indian Rupees of $15,087,524, with a cost of $15,075,556) ..................    31,174,202
Receivables:
     Dividends and reclaims net of excess taxes withheld ...................................     3,809,991
     Interest ..............................................................................        10,582
     Securities sold .......................................................................     4,432,363
Prepaid expenses ...........................................................................        83,440
                                                                                              ------------
                  TOTAL ASSETS .............................................................   970,681,798
                                                                                              ------------
LIABILITIES
Payable for securities purchased ...........................................................     3,812,051
Due to Investment Manager ..................................................................       803,912
Due to Administrator .......................................................................       157,446
Accrued Custodian fees .....................................................................       110,455
Accrued expenses ...........................................................................       264,884
                                                                                              ------------
                  TOTAL LIABILITIES ........................................................     5,148,748
                                                                                              ------------
                  NET ASSETS ...............................................................  $965,533,050
                                                                                              ============

                  NET ASSET VALUE PER SHARE ($965,533,050 / 31,974,537
                  SHARES ISSUED AND OUTSTANDING) ...........................................  $      30.20
                                                                                              ============

NET ASSETS CONSIST OF:

Capital stock, $0.001 par value; 34,007,133 shares issued 100,000,000 shares authorized) ...  $     43,451
Paid-in capital ............................................................................   710,883,632
Cost of 11,476,270 shares repurchased ......................................................  (169,173,835)
Undistributed net investment income ........................................................     1,181,296
Accumulated net realized gain on investments ...............................................    95,507,192
Net unrealized appreciation in value of investments, foreign currency holdings and on
  translation of other assets and liabilities denominated in foreign currency ..............   327,091,314
                                                                                              ------------
                                                                                              $965,533,050
                                                                                              ============

See accompanying notes to financial statements.

                                                                                      THE INDIA FUND, INC.

                                                                                  FOR THE SIX MONTHS ENDED
                                                                                             JUNE 30, 2005
Statement of Operations                                                                        (UNAUDITED)

INVESTMENT INCOME
Dividends (net of taxes withheld of $7,463) ........................................           $ 5,889,272
Interest ...........................................................................               125,419
                                                                                               -----------
                  TOTAL INVESTMENT INCOME ..........................................             6,014,691
                                                                                               -----------
EXPENSES
Management fees ........................................................   4,382,861
Administration fees ....................................................     841,521
Custodian fees .........................................................     682,233
Insurance ..............................................................      94,849
Legal fees .............................................................      75,369
Audit fees and tax fees ................................................      52,361
Directors' fees ........................................................      47,380
Printing ...............................................................      37,192
Transfer agent fees ....................................................      18,795
NYSE fees ..............................................................      10,625
ICI fees ...............................................................       8,847
Miscellaneous expenses .................................................      17,133
                                                                           ---------
                  TOTAL EXPENSES ...................................................             6,269,166
                                                                                               -----------
                  NET INVESTMENT LOSS ..............................................              (254,475)
                                                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
HOLDINGS AND TRANSLATION OF OTHER ASSETS AND LIABILITIES DENOMINATED IN
FOREIGN CURRENCY
Net realized gain (loss) on:
     Security transactions .........................................................            65,648,658
     Foreign currency related transactions .........................................              (478,710)
                                                                                               -----------
                                                                                                65,169,948
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in
   foreign currency ................................................................             9,322,416
                                                                                               -----------
Net realized and unrealized gain on investments, foreign currency holdings and
   translation of other assets and liabilities denominated in foreign currency .....            74,492,364
                                                                                               -----------
Net increase in net assets resulting from operations ...............................           $74,237,889
                                                                                               ===========

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statements of Changes in Net Assets

                                                                                         FOR THE SIX MONTHS
                                                                                                ENDED             FOR THE YEAR
                                                                                           JUNE 30, 2005              ENDED
                                                                                             (UNAUDITED)        DECEMBER 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss) .........................................................      $   (254,475)          $  1,805,278
Net realized gain on investments and foreign currency
     related transactions ............................................................        65,169,948            108,999,515
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other
     assets and liabilities denominated in foreign currency ..........................         9,322,416             29,701,635
                                                                                            ------------           ------------
Net increase in net assets resulting from operations .................................        74,237,889            140,506,428
                                                                                            ------------           ------------
DISTRIBUTION TO SHAREHOLDERS
Net investment income ($0.00 and $0.01 per share respectively) .......................                --               (226,410)
Long term capital gains ($0.00 and $1.51 per share respectively) .....................                --            (34,187,872)
                                                                                            ------------           ------------
Increase (decrease) in net assets resulting from distributions .......................                --            (34,414,282)
                                                                                            ------------           ------------
CAPITAL SHARE TRANSACTIONS
Reinvestments
     (9,936 shares at $26.49 per share) ..............................................           263,210                     --
Execise of Rights
     (9,433,738 shares at $26.50 per share, net of expenses of $572,549) .............       249,421,508                     --
Shares repurchased under Repurchase Offer
     (110,112 and 794,290 shares, respectively)
     (net of repurchase fee of $59,901 and $368,126 respectively)
     including expenses of $126,781 and $193,142, respectively .......................        (3,061,709)           (18,231,335)
                                                                                            ------------           ------------
Net increase (decrease) in net assets resulting from capital share
     transactions ....................................................................       246,623,009            (18,231,335)
                                                                                            ------------           ------------
Total increase in net assets .........................................................       320,860,898             87,860,811
                                                                                            ------------           ------------
NET ASSETS
Beginning of period ..................................................................       644,672,152            556,811,341
                                                                                            ------------           ------------
End of period (including undistributed net investment income
     of $1,181,296 and $1,435,771, respectively) .....................................      $965,533,050           $644,672,152
                                                                                            ============           ============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             FOR THE SIX
                                            MONTHS ENDED    FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                            JUNE 30, 2005       ENDED            ENDED            ENDED            ENDED
                                             (UNAUDITED)    DEC. 31, 2004    DEC. 31, 2003    DEC. 31, 2002    DEC. 31, 2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ........  $  28.47       $  23.76          $  12.72         $  11.93         $  16.18
                                               --------       --------          --------         --------         --------
Net investment income (loss) ................     (0.01) 2        0.08 2            0.11 2           0.09             0.07
Net realized and unrealized gain (loss)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currency ......................      2.02           6.14             11.00             0.76            (4.29)
                                               --------       --------          --------         --------         --------
Net increase (decrease) from
   investment operations ....................      2.01           6.22             11.11             0.85            (4.22)
                                               --------       --------          --------         --------         --------
Less: dividends and distributions
   Dividends from:
     Net investment income ..................        --          (0.01)            (0.13)           (0.09)           (0.07)
     Long term capital gains ................        --          (1.51)               --               --               --
                                               --------       --------          --------         --------         --------
Total dividends and distributions ...........        --          (1.52)            (0.13)           (0.09)           (0.07)
                                               --------       --------          --------         --------         --------
Capital share transactions
Anti-dilutive effect of Share
   Repurchase Program .......................        --           0.01              0.06             0.01             0.04
Anti-dilutive effect of Tender Offer ........        --             --                --             0.02               --
Dilutive effect of Rights Offer .............     (0.28)            --                --               --               --
                                               --------       --------          --------         --------         --------
Total capital share transactions ............     (0.28)          0.01              0.06             0.03             0.04
                                               --------       --------          --------         --------         --------
Net asset value, end of period ..............  $  30.20       $  28.47          $  23.76         $  12.72         $  11.93
                                               ========       ========          ========         ========         ========
Per share market value, end of period .......  $29.8500       $29.6300          $25.2000         $10.5900         $ 9.5000

TOTAL INVESTMENT RETURN BASED
   ON MARKET VALUE 1 ........................      0.74%         23.51%           139.04%           12.36%          (20.69)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) .........  $965,533       $644,672          $556,811         $350,838         $366,491
Ratios of expenses to average
   net assets ...............................      1.51% 3        1.64%             1.76%            1.73%            1.70%
Ratios of net investment income
   (loss) to average net assets .............     (0.06)% 3       0.33%             0.72%            0.65%            0.57%
Portfolio turnover ..........................     20.19%         35.90%            33.89%           39.36%           16.06%

                                               FOR THE YEAR
                                                   ENDED
                                               DEC. 31, 2000
------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ........    $  23.21
                                                 --------
Net investment income (loss) ................       (0.16)
Net realized and unrealized gain (loss)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currency ......................       (7.27)
                                                 --------
Net increase (decrease) from
   investment operations ....................       (7.43)
                                                 --------
Less: dividends and distributions
   Dividends from:
     Net investment income ..................          --
     Long term capital gains ................          --
                                                 --------
Total dividends and distributions ...........          --
                                                 --------
Capital share transactions
Anti-dilutive effect of Share
   Repurchase Program .......................        0.40
Anti-dilutive effect of Tender Offer ........          --
Dilutive effect of Rights Offer .............          --
                                                 --------
Total capital share transactions ............        0.40
                                                 --------
Net asset value, end of period ..............    $  16.18
                                                 ========
Per share market value, end of period .......    $12.0625

TOTAL INVESTMENT RETURN BASED
   ON MARKET VALUE 1 ........................      (27.99)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) .........    $504,769
Ratios of expenses to average
   net assets ...............................        1.59%
Ratios of net investment income
   (loss) to average net assets .............       (0.75)%
Portfolio turnover ..........................       19.24%

See accompanying notes to financial statements.

THE INDIA FUND, INC.


Financial Highlights (concluded)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


1 Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized. Past performance is not a guarantee of future results.
2  Based on average shares outstanding.
3  Annualized.


See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.


                                                                   JUNE 30, 2005
Notes to Financial Statements                                        (UNAUDITED)


NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. The Fund's investment objective is long-term capital appreciation by investing primarily in Indian equity securities.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

     (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,

     (ii) at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

     (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

THE INDIA FUND, INC.


                                                                   JUNE 30, 2005
Notes to Financial Statements (continued)                            (UNAUDITED)

TAX STATUS. No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

     (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with

                                                            THE INDIA FUND, INC.


                                                                   JUNE 30, 2005
Notes to Financial Statements (continued)                            (UNAUDITED)


federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of each fiscal year with the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES
AND DIRECTORS

Advantage Advisers, Inc. ("Advantage"), a subsidiary of Oppenheimer Asset Management Inc. ("OAM") and an affiliate of Oppenheimer &Co. Inc.
("Oppenheimer"), serves as the Fund's Investment Manager (the "Investment Manager") under the terms of a management agreement dated June 5, 2003 (the "Management Agreement"). Imperial Investment Advisors Private Limited ("Imperial"), an Indian company and subsidiary of Oppenheimer and Advantage India, Inc., serves as the Fund's Country Adviser (the "Country Adviser") under the terms of an amended and restated advisory agreement dated October 26, 2004 (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser provides statistical and factual information and research regarding economic, political factors and investment opportunities in India to the Investment Manager. For their services, the Investment Manager receives monthly fees at an annual rate of: (i) 1.10% of the Fund's average weekly net assets up to and including $600,000,000 and (ii) 0.95% of the Fund's average weekly net assets in excess of $600,000,000. The Country Adviser receives from the Investment Manager a monthly fee at an annual rate of 0.10% of the Fund's average weekly net assets. For the six months ended June 30, 2005, fees earned by the Investment Manager amounted to $4,382,861.

Oppenheimer, a registered investment adviser and an indirect wholly-owned subsidiary of Oppenheimer Holdings Inc., serves as the Fund's Administrator (the "Administrator") pursuant to an administration agreement dated June 4, 2003. The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the six months ended June 30, 2005, these fees amounted to $841,521. The Administrator subcontracts certain of these services to PFPC, Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius

THE INDIA FUND, INC.


                                                                   JUNE 30, 2005
Notes to Financial Statements (continued)                            (UNAUDITED)


Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six months ended June 30, 2005, fees and expenses of the Mauritius Administrator amounted to $13,194. Prior toJune 3, 2003, the Fund's Administrator was CIBC World Markets Corp.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Country Adviser or the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $389,826,315 and $189,403,420 respectively, for the six months ended June 30, 2005.

NOTE D: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the "tax treaty" or "treaty"). To obtain benefits under the tax treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20.91%.

The Fund will, in any year that it has taxable income for Mauritius tax purposes, elect to pay tax on its net income for Mauritius tax purposes at any rate between 0% and 35%.

The Fund continues to: (i) comply with the requirements of the tax treaty between India and Mauritius; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Fund will be able to obtain the benefits of the tax treaty between India and Mauritius. Accordingly, no provision for Indian income taxes has been made in accompanying financial statements of the Fund for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

                                                            THE INDIA FUND, INC.


                                                                   JUNE 30, 2005
Notes to Financial Statements (continued)                            (UNAUDITED)

NOTE E: QUARTERLY REPURCHASE OFFERS

In February 2003, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund approved the policy on April 30, 2003. As an interval fund, the Fund makes semi-annual repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer is established by the Fund's Board of Directors shortly before the commencement of each semi-annual offer and is between 5% and 25% of the Fund's then-outstanding shares.

During the six months ended June 30, 2005, the results of the semi-annual repurchase offer were as follows:

                                                           ---------------------
                                                             REPURCHASE OFFER #4
--------------------------------------------------------------------------------
Commencement Date                                            February 23, 2005
--------------------------------------------------------------------------------
Expiration Date                                              March 14, 2005
--------------------------------------------------------------------------------
Repurchase Offer Date                                        March 28, 2005
--------------------------------------------------------------------------------
% of Issued and Outstanding Shares of Common Stock           5%
--------------------------------------------------------------------------------
Shares Validly Tendered                                      110,112.132
--------------------------------------------------------------------------------
Final Pro-ration Odd Lot Shares                              0.00
--------------------------------------------------------------------------------
Final Pro-ration Non-Odd Lot Shares                          0.000
--------------------------------------------------------------------------------
% of Non-Odd Lot Shares Accepted                             0.00000%
--------------------------------------------------------------------------------
Shares Accepted for Tender                                   110,112.132
--------------------------------------------------------------------------------
Net Asset Value as of Repurchase Offer Date ($)              22.20
--------------------------------------------------------------------------------
Repurchase Fee per Share ($)                                 0.5440
--------------------------------------------------------------------------------
Repurchase Offer Price ($)                                   26.6540
--------------------------------------------------------------------------------
Repurchase Fee ($)                                           59,901
--------------------------------------------------------------------------------
Expenses ($)                                                 126,781
--------------------------------------------------------------------------------
Total Cost ($)                                               3,061,709
--------------------------------------------------------------------------------

THE INDIA FUND, INC.

                                                                   JUNE 30, 2005
Notes to Financial Statements (continued)                            (UNAUDITED)


During the year ended December 31, 2004, the results of the semi-annual repurchase offer were as follows:

------------------------------------------------------------------------------------------------------
                                                           REPURCHASE OFFER #2     REPURCHASE OFFER #3
------------------------------------------------------------------------------------------------------
Commencement Date                                          February 20, 2004       August 20, 2004
------------------------------------------------------------------------------------------------------
Expiration Date                                            March 12, 2004          September 10, 2004
------------------------------------------------------------------------------------------------------
Repurchase Offer Date                                      March 19, 2004          September 17, 2004
------------------------------------------------------------------------------------------------------
% of Issued and Outstanding Shares of Common Stock         0.6%                    2.8%
------------------------------------------------------------------------------------------------------
Shares Validly Tendered                                    132,437.366             661,852.704
------------------------------------------------------------------------------------------------------
Final Pro-ration Odd Lot Shares                            607.12                  989.70
------------------------------------------------------------------------------------------------------
Final Pro-ration Non-Odd Lot Shares                        131,830.166             652,393.000
------------------------------------------------------------------------------------------------------
% of Non-Odd Lot Shares Accepted                           11.12700%               1.78600%
------------------------------------------------------------------------------------------------------
Shares Accepted for Tender                                 132,437.366             661,852.704
------------------------------------------------------------------------------------------------------
Net Asset Value as of Repurchase Offer Date ($)            22.74                   23.26
------------------------------------------------------------------------------------------------------
Repurchase Fee per Share ($)                               0.4548                  0.4652
------------------------------------------------------------------------------------------------------
Repurchase Offer Price ($)                                 22.2852                 22.7948
------------------------------------------------------------------------------------------------------
Repurchase Fee ($)                                         60,232                  307,894
------------------------------------------------------------------------------------------------------
Expenses ($)                                               127,333                 65,809
------------------------------------------------------------------------------------------------------
Total Cost ($)                                             3,078,726               15,152,609
------------------------------------------------------------------------------------------------------

During the year ended December 31, 2003, the results of the semi-annual repurchase offer were as follows:

--------------------------------------------------------------------------------
                                                           REPURCHASE OFFER #1
--------------------------------------------------------------------------------
Commencement Date                                          August 22, 2003
--------------------------------------------------------------------------------
Expiration Date                                            September 12, 2003
--------------------------------------------------------------------------------
Repurchase Offer Date                                      September 26, 2003
--------------------------------------------------------------------------------
% of Issued and Outstanding Shares of Common Stock         15%
--------------------------------------------------------------------------------
Shares Validly Tendered                                    17,530,127.5345
--------------------------------------------------------------------------------
Final Pro-ration Odd Lot Shares                            139,149
--------------------------------------------------------------------------------
Final Pro-ration Non-Odd Lot Shares                        3,996,486
--------------------------------------------------------------------------------
% of Non-Odd Lot Shares Accepted                           22.97983%
--------------------------------------------------------------------------------
Shares Accepted for Tender                                 4,135,635
--------------------------------------------------------------------------------
Net Asset Value as of Repurchase Offer Date ($)            17.64
--------------------------------------------------------------------------------
Repurchase Fee per Share ($)                               0.3528
--------------------------------------------------------------------------------
Repurchase Offer Price ($)                                 17.2872
--------------------------------------------------------------------------------
Repurchase Fee ($)                                         1,459,052
--------------------------------------------------------------------------------
Expenses ($)                                               103,667
--------------------------------------------------------------------------------
Total Cost ($)                                             71,597,216
--------------------------------------------------------------------------------

                                                            THE INDIA FUND, INC.


                                                                   JUNE 30, 2005
Notes to Financial Statements (continued)                            (UNAUDITED)

NOTE F: RIGHTS OFFER

On December 17, 2004, the Fund commenced a rights offering and issued to stockholders as of December 17, 2004 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 7,546,991 shares of the Fund's common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 1,886,747 shares, for an aggregate total of 9,433,738 shares. The offer expired on January 31, 2005. The Fund sold 9,433,738 shares at the subscription price per share of $26.50 (representing 95% of the Fund's net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $249,994,057 and the Fund incurred costs to date of $572,549.

NOTE G: CONCENTRATION OF RISKS

At June 30, 2005, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At June 30, 2005, the Fund has a concentration of its investment in computer, finance, and diversified industries. The values of such investments may be affected by changes in such industry sectors.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which may provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

THE INDIA FUND, INC.


Continuation of the Management Agreements

The Investment Company Act of 1940, as amended, requires that the Fund's Board of Directors, including a majority of its Directors who are not affiliated with the Fund's investment adviser (the "Independent Directors") voting separately, approve the Fund's advisory agreements and the related fees for their initial terms and on an annual basis thereafter at a meeting called for the purpose of voting on the agreements' approval or continuation. At a meeting held in person on May 17, 2005, the Board discussed both the Fund's Amended and Restated Management Agreement (the "Management Agreement"), dated February 25, 2005, between the Fund and Advantage Advisers, Inc. ("Advantage") as well as the Country Advisory Agreement (the "Country Advisory Agreement," and together with the Management Agreement, the "Agreements"), dated October 26, 2004, between Advantage and Imperial Investment Advisors Private Limited ("Imperial"). At the meeting, the Board, including the Independent Directors, unanimously agreed to renew each of the Agreements for a six-month term, or through December 4, 2005. In making this decision, the Independent Directors were represented by independent counsel who assisted them in their deliberations prior to and during the Board meeting and in the meeting's executive session.

In considering whether to continue the Fund's Agreements, the Independent Directors had undertaken certain actions in order to gather information, including the formation of a joint committee of the Boards of various Oppenheimer & Co. ("Oppenheimer") funds and participation in joint meetings of various Oppenheimer funds to identify issues and discuss developments and to provide Oppenheimer with an opportunity to respond to the Boards' inquiries. In addition, during the past several months the joint committee and the Independent Directors conducted interviews of certain key personnel of Oppenheimer and the Fund's service providers, including the Fund's portfolio manager, during which the Independent Directors discussed, among other things, the portfolio manager's employment arrangements with Oppenheimer. The Independent Director also previously raised a number of issues with the Chairman of Oppenheimer, the ultimate parent of Advantage and Imperial, including certain matters relating to the Fund and Oppenheimer's business strategy with respect to the Fund, all matters to which the Chairman of Oppenheimer responded.

In addition, the Board reviewed materials provided by Advantage, which included, among other things, Oppenheimer's business, personnel and operations, services, compensation by the Fund and compliance activities, as well as information regarding the Fund's investment performance and expenses compared to another fund with investment objectives and policies similar to those of the Fund, as well as compared to the benchmark index and an analysis of the profitability of the investment advisory relationship to Advantage and Imperial. Fund counsel also provided a memorandum outlining the legal duties of the Board, and information regarding compliance matters relating to Advantage and Imperial were also provided to the Board by Advantage.

The Board considered factors relating to both the selection of Advantage and Imperial and the approval of the fees when reviewing the Agreements. In particular, the Board considered the following:

                                                            THE INDIA FUND, INC.

(i) The qualifications of Advantage and Imperial, including the nature, extent and quality of services to be provided and the investment performance of the Fund, Advantage and Imperial: First, the Directors reviewed the services that Advantage provides to the Fund, including, but not limited to, making the day-to-day decisions for investing the Fund's assets in accordance with the Fund's objectives and policies and investment restrictions, subject to the supervision and direction of the Board. The Directors also listened to a report by the portfolio manager detailing (i) information regarding Advantage's management of the Fund's portfolio; (ii) the Fund's performance; and (iii) an analysis of the advisory fees paid by the Fund. The Chairman of the Fund and the portfolio manager discussed the Fund's performance (on an absolute and relative basis), the expenses borne by the Fund, the nature and quality of the advisory and administrative services rendered to the Fund by Advantage and Imperial and certain expenses borne by Advantage in its management of the Fund and compared the advisory fees paid by the Fund to those paid by the Fund's principal peer fund. The Board also considered the fact that Advantage also makes available research and statistical data to the Fund, as well as monitors the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian. The Directors also reviewed the services Imperial provides to the Fund, including, but not limited to, furnishing advice and making recommendations to Advantage regarding the purchase and sale of securities and also providing research and statistical data to Advantage.

In addition, the Directors considered the education, background and experience of the personnel and management teams at Advantage and Imperial, and in particular, the track record of the portfolio manager. Among other things, they took into consideration the favorable history of the portfolio manager for the Fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the Fund. The Directors also considered Advantage's and Imperial's employee turnover, compensation and budget structure and their ability to attract and retain quality and experienced personnel. They considered the quality of the support provided by Oppenheimer and its affiliates to the Fund. The Directors also considered both Advantage's and Imperial's investment philosophy with respect to the Fund and the investment outlook for the Fund. The Directors concluded that they were satisfied with the services that had been provided to the Fund by Advantage and Imperial.

(ii) The reasonableness of the advisory fees: The Directors reviewed the past investment performance of the Fund, Advantage and Imperial, as well as the past investment performance of the Fund's principal peer. In particular, the Directors focused on the analysis of the Fund's performance in the materials provided by Advantage, noting that the Fund's performance was comparable with that of its principal peer fund, and that the Fund outperformed its benchmark over the last three years and since inception for both annualized and cumulative returns. Further, the Fund's performance was strong over all periods in absolute terms. The Directors recognized that past performance is not an indicator of future performance, but concluded that Advantage and Imperial had the necessary expertise to continue to manage the Fund in accordance with its investment objectives and strategies.

THE INDIA FUND, INC.

The Directors next considered the costs of the services provided by Advantage and Imperial. As part of their analysis, the Directors gave substantial consideration to the comparisons of fees and expense ratios of the Fund as described in the materials provided by Advantage. Under the Management Agreement, the Fund pays to Advantage a monthly fee computed at the annual rate of: (i) 1.10% of the Fund's average weekly net assets up to and including $600,000,000 and (ii) 0.95% of the Fund's average weekly net assets in excess of $600,000,000. Under the Country Advisory Agreement, Advantage pays to Imperial a monthly fee equal to an annual rate of 0.10% of the Fund's average weekly net assets.

In reviewing the investment advisory fees, the Directors noted that the Fund's fee was commensurate with that of its principal peer fund. The Directors noted that the Fund's expense ratio was slightly higher than that of its peer fund. The Directors also considered the other benefits to Advantage, Imperial and their affiliates from the relationship with the Fund, including, among others, the administration fees paid to Oppenheimer. Further, the Directors considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect economies of scale for the benefit of the Fund's shareholders, noting that in connection with the Fund's rights offering completed in February, the advisory fee had been revised to include a break point which the Directors believe appropriately reflects applicable economies of scale.

(iii) The operating expenses of the Fund: The Directors reviewed the operating expenses of the Fund, on an absolute basis and as compared to those of its principal peer fund. The Directors noted that, as described in the materials provided by Advantage, the annualized expense ratio had slightly decreased in 2004 as compared to 2003. The Directors also reviewed payments made by the Fund to its affiliates, including Oppenheimer, for various services. The Directors concluded that the expenses of the Fund were reasonable.

(iv) Portfolio transactions: The Directors considered the policies and practices of the Fund, Advantage and Imperial in effecting portfolio transactions. The Directors considered the Fund's general policies with respect to brokerages, including payment levels, allocation policies among clients and use of soft dollars, as described in the materials provided by Advantage, and discussed whether the transactions were carried out competently and within the scope of applicable governmental and Fund policy limitations. The Directors also considered the Fund's transactions with affiliates, portfolio turnover rates, the recapture of brokerage commissions and the consideration of research services in placing portfolio transactions. The Directors took into consideration other benefits to be derived by Advantage in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that Advantage would be eligible to receive by allocating the Fund's brokerage transactions.

(v) Advantage's and Imperial's management of other funds and other investments and fees paid: The Directors also considered Advantage's and Imperial's management of other funds and other investment products and the fees paid in those instances, noting that Advantage managed one other registered

                                                            THE INDIA FUND, INC.

fund which invested in Asia. The Directors compared both the services rendered and the fees paid under the agreement to the other fund, and the Directors determined that the services and fees were comparable to those being offered under the other contract by Advantage. The Directors noted that Imperial did not manage any other similar funds or accounts, and accordingly, a comparison was not in that case possible.

(vi) The profitability of Advantage, Imperial and their affiliates with respect to their relationship to the Fund: The Directors reviewed information regarding the profitability to Advantage of its relationship with the Fund. The Board considered the level of Advantage's and Imperial's profits and whether the profits were reasonable for Advantage and Imperial. The profitability analysis took into consideration fall out benefits from Advantage's and Imperial's relationship with the Fund, including fees paid to Advantage and Imperial under the Agreements and under the Administration Agreement. The Directors found that the profits realized by Advantage and Imperial from their relationship with the Fund were reasonable and consistent with fiduciary duties.

The Board also considered possible alternatives to the management and sub-advisory arrangements from the standpoint of the Fund and its shareholders. The Directors considered the relative advantages and disadvantages of retaining another investment adviser (or advisers) or hiring internal management to perform all or a part of the advisory, administrative or operational tasks that Advantage, Imperial and Oppenheimer provide. In connection with their examination of these alternatives, the Directors considered all of the factors described above. The Directors further considered whether the Fund would have the ability on its own to attract, retain and supervise highly qualified personnel and obtain services at least equivalent to those provided by Advantage and Imperial under the Agreements.

In considering whether to approve the continuation of the Agreements, the Board did not identify nor was any single factor determinative to the decision of the Board. The Board also separately considered the operational, administrative and other services provided to the Fund by Oppenheimer under the Administration Agreement between the Fund and Oppenheimer. The Independent Directors are satisfied with the services currently provided by Advantage and Imperial to the Fund and with the investment performance and reasonable expense levels (including advisory fees) of the Fund as well as the general responsiveness of Oppenheimer to the issues raised. On that basis, the Independent Directors believe that the continuation of the Agreements is in the best interests of the Fund and its shareholders. As the Independent Directors' primary interest is the long-term stability of the Fund and in light of the fact that there is no employment contract in place with the Fund's portfolio manager, the Directors determined that it would be appropriate to continue the Agreements for a six month period during which time Oppenheimer would endeavor to reach satisfactory employment or other arrangements for the long-term stable portfolio management of the Fund. The Independent Directors also determined to establish a subcommittee to explore alternatives for the management of the Fund in the event that Oppenheimer is not able to satisfy the Board as to its long term business plan. At a subsequent meeting, although no formal action was taken by the Independent Directors, the Independent Directors considered proposals from four firms, including Oppenheimer, for the management of the Fund.

THE INDIA FUND, INC.


Results of Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on April 21, 2005. At the meeting, stockholders elected each of the nominees proposed for election to the Fund's Board of Directors. The following table provides information concerning the matters voted on at the meeting:

I.  ELECTION OF DIRECTORS

                                                        VOTES        NON-VOTING        TOTAL VOTING AND
         NOMINEE                     VOTES FOR        WITHHELD         SHARES          NON-VOTING SHARES
         -------                     ---------        --------       ----------        -----------------
         Leslie H. Gelb              25,077,862        482,951        6,523,837            32,084,650
         Stephane R. F. Henry        23,828,846      1,731,967        6,523,837            32,084,650
         Luis F. Rubio               25,081,070        479,742        6,523,837            32,084,650

At June 30, 2005, in addition to Leslie H. Gelb,  Stephane R. F. Henry, and Luis
F. Rubio, the other directors of the fund were as follows:

         Lawrence K. Becker
         Jean Marc Hardy
         Bryan McKigney
         Jeswald W. Salacuse

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund's toll free number at 1-800-421-4777 and at the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, 2005 is available after August 30, 2005, without charge, upon request, by calling the Fund's toll free number at 1-800-421-4777 and at the Securities and Exchange Commission website at http://www.sec.gov.

The Fund's CEO has submitted to the NYSE the required annual certification and, the Fund also has included the certifications of the Fund's CEO and CFO required by Section 302 and Section 906 of the Sarbanes-Oxley Act in the Fund's Form N-CSR filed with the SEC, for the period of this report.

--------------------------------------------------------------------------------
  We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

  For taxable non-corporate shareholders, 100% of the Fund's income represents qualified dividend income subject to the 15% rate category.
--------------------------------------------------------------------------------

                                                            THE INDIA FUND, INC.

Dividends and Distributions


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Because of the forgoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

                                                            THE INDIA FUND, INC.


Dividends and Distributions (concluded)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts 01581.

THE INDIA FUND, INC.


                                PRIVACY POLICY OF
                            ADVANTAGE ADVISERS, INC.
                           THE ASIA TIGERS FUND, INC.
                              THE INDIA FUND, INC.

--------------------------------------------------------------------------------
YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

                                                            THE INDIA FUND, INC.


                                PRIVACY POLICY OF
                            ADVANTAGE ADVISERS, INC.
                           THE ASIA TIGERS FUND, INC.
                              THE INDIA FUND, INC.

--------------------------------------------------------------------------------
Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.





May 2003

THE INDIA FUND, INC.

INVESTMENT MANAGER:
Advantage Advisers, Inc.,
a subsidiary of Oppenheimer Asset
Management Inc.

ADMINISTRATOR:
Oppenheimer & Co. Inc.

SUB-ADMINISTRATOR:
PFPC Inc.

TRANSFER AGENT:
PFPC Inc.

CUSTODIAN:
Deutsche Bank AG



The Fund has adopted the Investment Manager's proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 421-4777 and by visiting the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings wih the Securities and Exchange Commission for the first and third quarters of its fiscal year on Form N-Q. You may obtain a copy of these filings by visiting the Securities and Exchange Commission's website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.



ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES


--------------------------------------------------------------------------------------------------------------------------
                                                                                              (d) MAXIMUM NUMBER (OR
                                                      (c) TOTAL NUMBER OF SHARES (OR   APPROXIMATE DOLLAR VALUE) OF SHARES
               (a) TOTAL NUMBER OF     (b) AVERAGE     UNITS) PURCHASED AS PART OF          (OR UNITS) THAT MAY YET BE
                SHARES (OR UNITS)     PRICE PAID PER   PUBLICLY ANNOUNCED PLANS OR         PURCHASED UNDER THE PLANS OR
   PERIOD           PURCHASED        SHARE (OR UNIT)             PROGRAMS                            PROGRAMS
--------------------------------------------------------------------------------------------------------------------------
01/01/05 to    None                  None             None                             None
01/31/05
--------------------------------------------------------------------------------------------------------------------------
02/01/05 to    None                  None             None                             None
02/28/05
--------------------------------------------------------------------------------------------------------------------------
03/01/05 to    110,112.1312          $26.654          110,112.1312                     None
03/31/05
--------------------------------------------------------------------------------------------------------------------------
04/01/05 to    None                  None             None                             None
04/30/05
--------------------------------------------------------------------------------------------------------------------------
05/01/05 to    None                  None             None                             None
05/31/05
--------------------------------------------------------------------------------------------------------------------------
06/01/05 to    None                  None             None                             None
06/30/05
--------------------------------------------------------------------------------------------------------------------------
Total          110,112.1312 (1)      $26.654          110,112.1312                     None
--------------------------------------------------------------------------------------------------------------------------

(1)   These shares were purchased in connection with the Fund's regular, semi-annual repurchase offer announced on February
      23, 2005 that expired on March 14, 2005. In connection with this offer, the Fund offered to repurchase up to 5% of its outstanding shares of common stock. 110,112.1312 shares were validly tendered for cash at a price approximately equal to the Fund's net asset value of March 28, 2005.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

   (a)(1)   Not applicable.

   (a)(2)   Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3)   Not applicable.

   (b)      Certifications  pursuant  to Rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)     The India Fund, Inc.
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Bryan McKigney
                         -------------------------------------------------------
                           Bryan McKigney, Director, President & Chairman (principal executive officer)

Date             August 25, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bryan McKigney
                         -------------------------------------------------------
                           Bryan McKigney, Director, President & Chairman (principal executive officer)

Date             August 25, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Alan Kaye
                         -------------------------------------------------------
                           Alan Kaye, Treasurer
                           (principal financial officer)

Date             August 25, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.